UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 30, 2007


                    RESIDENTIAL ASSET SECURITIES CORPORATION,
                   on behalf of the RASC Series 2007-KS2 Trust
             (Exact name of registrant as specified in its charter)

            Delaware                   333-131209-15            51-0362653
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

             8400 Normandale Lake Boulevard, Suite 250
                      Minneapolis, Minnesota                   55437
              (Address of principal executive office)        (Zip Code)

                                 (952) 857-7000
              (Registrant's telephone number, including area code )


                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 - OTHER EVENTS.

ITEM 8.01.     OTHER EVENTS.


The Form 8-K, filed on March 9, 2007, is hereby amended by this Form 8-K/A to amend the Pooling and Servicing Agreement, dated as of February 1, 2007, between Residential Asset Securities Corporation, as depositor, Residential Funding Company, LLC, as master servicer and U.S. Bank National Association, as trustee.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 (D). EXHIBITS.


        (d) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

                  10.1 Pooling and Servicing Agreement, dated as of February 1, 2007, as amended by Amendment No. 1 to Pooling and Servicing Agreement, dated as of June 30, 2007, among Residential Asset Securities Corporation, as depositor, Residential Funding Company, LLC, as master servicer and U.S. Bank National Association, as trustee.

                  10.2 Assignment and Assumption Agreement, dated as of February 23, 2007, between Residential Funding Company, LLC and Residential Asset Securities Corporation (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on March 9,
                          2007).

                  10.3    SB-AM  Swap  Confirmation,  dated as of  February  23,
                          2007, between U.S. Bank National Association, as supplemental interest trust trustee for the benefit of RASC Series 2007-KS2 Supplemental Interest Trust, acting on behalf of the Class SB Certificateholders, and U.S. Bank National Association, as supplemental interest trust trustee for the benefit of RASC Series 2007-KS2 Supplemental Interest Trust, acting on behalf of the Class A Certificateholders and the Class M Certificateholders (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on March 9, 2007).

                  10.4 Swap Confirmation, dated as of February 23, 2007, between U.S. Bank National Association, as supplemental interest trust trustee on behalf of the RASC Series 2007-KS2 Supplemental Interest Trust, and JPMorgan Chase Bank, N.A. (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the
                          Issuing Entity with the Securities and Exchange Commission on March 9, 2007).

                  10.5    ISDA Master  Agreement,  including  the  Schedule  and
                          Credit Support Annex, all dated as of February 23, 2007, between U.S. Bank National Association, as supplemental interest trust trustee on behalf of the RASC Series 2007-KS2 Supplemental Interest Trust, and JPMorgan Chase Bank, N.A. (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the
                          Issuing Entity with the Securities and Exchange Commission on March 9, 2007).

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              RESIDENTIAL ASSET SECURITIES CORPORATION



                              By: /s/ Tim Jacobson
                               Name: Tim Jacobson
                              Title: Vice President




Dated:  June 30, 2007

                                  Exhibit Index


Exhibit No.                  Description

                  10.1 Pooling and Servicing Agreement, dated as of February 1, 2007, as amended by Amendment No. 1 to Pooling and Servicing Agreement, dated as of June 30, 2007, among Residential Asset Securities Corporation, as depositor, Residential Funding Company, LLC, as master servicer and U.S. Bank National Association, as trustee.

                  10.2 Assignment and Assumption Agreement, dated as of February 23, 2007, between Residential Funding Company, LLC and Residential Asset Securities Corporation (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on March 9,
                          2007).

                  10.3    SB-AM  Swap  Confirmation,  dated as of  February  23,
                          2007, between U.S. Bank National Association, as supplemental interest trust trustee for the benefit of RASC Series 2007-KS2 Supplemental Interest Trust, acting on behalf of the Class SB Certificateholders, and U.S. Bank National Association, as supplemental interest trust trustee for the benefit of RASC Series 2007-KS2 Supplemental Interest Trust, acting on behalf of the Class A Certificateholders and the Class M Certificateholders (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on March 9, 2007).

                  10.4 Swap Confirmation, dated as of February 23, 2007, between U.S. Bank National Association, as supplemental interest trust trustee on behalf of the RASC Series 2007-KS2 Supplemental Interest Trust, and JPMorgan Chase Bank, N.A. (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the
                          Issuing Entity with the Securities and Exchange Commission on March 9, 2007).

                  10.5    ISDA Master  Agreement,  including  the  Schedule  and
                          Credit Support Annex, all dated as of February 23, 2007, between U.S. Bank National Association, as supplemental interest trust trustee on behalf of the RASC Series 2007-KS2 Supplemental Interest Trust, and JPMorgan Chase Bank, N.A. (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the
                          Issuing Entity with the Securities and Exchange Commission on March 9, 2007).